THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                   Dated as of July 24 , 2000


            FEDERATED DEPARTMENT STORES, INC., a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders (collectively, the "Initial Lenders") party hereto, CITIBANK, N.A., as an administrative agent (together with any successor thereto appointed pursuant to Article VII of the Existing Credit Agreement referred to below, in such capacity, an "Administrative Agent") for the Lenders (as defined in the Existing Credit Agreement referred to below) and as paying agent (in such capacity, the "Paying Agent") for the Lenders and as joint book manager and joint lead arranger, THE CHASE MANHATTAN BANK, as an administrative agent (together with any successor thereto appointed pursuant to Article VII of the Existing Credit Agreement referred to below, in such capacity, an "Administrative Agent"; the Administrative Agents and the Paying Agent being, collectively, the "Agents") for the Lenders and as joint book manager and joint lead arranger, FLEET NATIONAL BANK, as syndication agent, and BANK OF AMERICA, N.A., as documentation agent, hereby agree as follows:


PRELIMINARY STATEMENTS

           (1) The Borrower is party to a Second Amended and Restated Credit Agreement dated as of July 26, 1999 (as amended, supplemented or otherwise modified from time to time to (but not including) the date of this Amendment and Restatement, the "Existing Credit Agreement") with the banks, financial institutions and other institutional lenders party thereto and Citibank, N.A. and The Chase Manhattan Bank, as Agents for the Lenders and such other lenders. Capitalized terms not otherwise defined in this Amendment and Restatement shall have the same meanings as specified in the Existing Credit Agreement.

           (2) The parties to this Amendment and Restatement desire to amend the Existing Credit Agreement as set forth herein and to restate the Existing Credit Agreement in its entirety to read as set forth in the Existing Credit Agreement with the following amendments.

           (3) The Borrower has requested that the Lenders agree to extend credit to it from time to time in an aggregate principal amount of up to $500,000,000 for general corporate purposes of the Borrower and its Subsidiaries not otherwise prohibited under the terms of this Amendment and Restatement. The Lenders have indicated their willingness to agree to extend credit to the Borrower from time to time in such amount on the terms and conditions of this Amendment and Restatement.

            SECTION   1.   Amendments  to  the  Existing   Credit
Agreement.

          (a) Section 1.01 of the Existing Credit Agreement is, effective as of July 24, 2000 and subject to the satisfaction of the conditions precedent set forth in
     Section 2, hereby amended by deleting the definition of "Revolver Termination Date" set forth therein and replacing it with the following new definition thereof:

           "Revolver Termination Date" means the earlier of (a) July 23, 2001 (subject to the extension thereof pursuant to Section 2.15) and (b) the date of termination in whole of the Revolving Credit Commitments pursuant to Section 2.04 or 6.01; provided, however, that the Revolver Termination Date of any Lender that is a Non-Consenting Lender to any requested extension pursuant to Section 2.15 shall be the Revolver Termination Date in effect immediately prior to the applicable Extension Date for all purposes of this Agreement and any Notes.

          (b) Schedule I to the Existing Credit Agreement is, effective as of July 24, 2000 and subject to the satisfaction of the conditions precedent set forth in
     Section  2,  deleted  in  its  entirety  and  replaced  with
     Schedule I to this Amendment and Restatement.

            SECTION  2.   Conditions  of  Effectiveness  of  this
Amendment and Restatement. This Amendment and Restatement shall become effective as of the date first above written (the
"Amendment Effective Date") when and only if:

           (a) The Paying Agent shall have received counterparts of this Amendment and Restatement executed by the Borrower, the Agents and all of the Initial Lenders or, as to any of the Initial Lenders, advice satisfactory to the Paying Agent that such Initial Lender has executed this Amendment and Restatement.

           (b) The Paying Agent shall have received on or before July 24, 2000 the following, each dated such date and (unless otherwise specified below) in form and substance satisfactory to the Paying Agent and in sufficient copies for each Initial Lender: the Revolving Credit Notes payable to the order of each of the Lenders that have requested Revolving Credit Notes prior to July 24, 2000.

           (c)   The representations and warranties contained  in
     Section 4.01 of the Existing Credit Agreement shall be correct on and as of the Amendment Effective Date, before and after giving effect to the Amendment Effective Date, as though made on and as of such date.

           (d) No event shall have occurred and be continuing, or shall occur as a result of the occurrence of the Amendment
     Effective Date, that constitutes a Default.

           SECTION  3.   Reference to and Effect on the  Existing
Credit Agreement and the Notes.

           (a) On and after the effectiveness of this Amendment and Restatement, each reference in the Existing Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Existing Credit Agreement, and each reference in the Notes to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Existing Credit Agreement, as amended by this Amendment and Restatement.

           (b) The Existing Credit Agreement and the Notes, as specifically amended by this Amendment and Restatement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

           (c) Without limiting any of the other provisions of the Existing Credit Agreement, as amended by this Amendment and Restatement, any references in the Existing Credit Agreement to the phrases "on the date hereof", "on the date of this Agreement" or words of similar import shall mean and be a reference to July 28, 1997.

          SECTION 4. Costs and Expenses. The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Agents in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and Restatement, the Notes and the other documents to be delivered hereunder (including, without limitation, the reasonable and documented fees and expenses of counsel for the Agents with respect hereto and thereto) in accordance with the terms of Section 8.04 of the Existing Credit Agreement.

           SECTION 5. Execution in Counterparts. This Amendment and Restatement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Restatement by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment and Restatement.

            SECTION  6.   Governing  Law.   This  Amendment   and
Restatement shall be governed by, and construed in accordance with, the laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                          THE BORROWER


                              FEDERATED DEPARTMENT STORES, INC.,

                              By   /s/ Brian Szames
                                   Name:  Brian Szames
                                   Title:  Treasurer


                           THE AGENTS


                              CITIBANK, N.A.,
                                   as an Administrative Agent and
                                   as Paying Agent

                              By   /s/ Laura A. Siracuse
                                Name:  Laura A. Siracuse
                                Title:  Vice President


                              THE CHASE MANHATTAN BANK,
                                   as an Administrative Agent

                              By   /s/ Barry K. Bergman
                                   Name:  Barry K. Bergman
                                   Title:  Vice President


                              FLEET NATIONAL BANK
                              (f/k/a BANKBOSTON, N.A.)
                                   as Syndication Agent

                              By   /s/ Judith C.E. Kelly
                                   Name:  Judith C.E. Kelly
                                   Title:  Director


                              BANK OF AMERICA, N.A.
                                   as Documentation Agent

                              By   /s/ Bridget A. Garavalia
                                Name:  Bridget A. Garavalia
                                Title:  Managing Director


                       THE INITIAL LENDERS


                              CITIBANK, N.A.

                              By   /s/ Laura A. Siracuse
                                Name:  Laura A. Siracuse
                                Title:  Vice President


                              THE CHASE MANHATTAN BANK

                              By   /s/ Barry K. Bergman
                                   Name:  Barry K. Bergman
                                   Title:  Vice President


                              BANK OF AMERICA, N.A.

                              By   /s/ Bridget A. Garavalia
                                Name:  Bridget A. Garavalia
                                Title:  Managing Director


                              THE BANK OF NEW YORK

                              By   /s/ Howard F. Basoom, Jr.
                                Name:  Howard F. Basoom, Jr.
                                Title:  Vice President


                              CREDIT AGRICOLE INDOSUEZ

                              By   /s/ Richard A. Drennan
                                Name:  Richard A. Drennan
                                Title:  Vice President,
                                        Senior Relationship Manager

                              By   /s/ Paul A. Dytrych
                                Name:  Paul A. Dytrych
                                Title:  Vice President,
                                        Senior Relationship Manager


                              COMERICA BANK

                              By   /s/ Lisa M. Kotual
                                Name:  Lisa M. Kotual
                                Title:  Corporate Banking Officer


                              CREDIT SUISSE FIRST BOSTON

                              By   /s/ Bill O'Daly
                                Name:  Bill O'Daly
                                Title:  Vice President

                              By   /s/ Kristin Lepri
                                Name:  Kristin Lepri
                                Title:  Associate


                              THE FIFTH THIRD BANK

                              By   /s/ Thomas G. Welch, Jr.
                                Name:  Thomas G. Welch, Jr.
                                Title:  Vice President


                              BANK ONE, NA
                              (f/k/a THE FIRST NATIONAL BANK OF CHICAGO)

                              By   /s/ Catherine A. Muszynski
                                Name:  Catherine A. Muszynski
                                Title:  Vice President


                              FLEET NATIONAL BANK
                              (f/k/a BANKBOSTON, N.A.)

                              By   /s/ Judith C.E. Kelly
                                Name:  Judith C.E. Kelly
                                Title:  Director


                              ALLFIRST BANK

                              By   /s/ Carol A. Dalton
                                Name:  Carol A. Dalton
                                Title:  Senior Vice President


                              MELLON BANK, N.A.

                              By   /s/ Richard J. Schaich
                                Name:  Richard J. Schaich
                                Title:  Vice President



                              MORGAN GUARANTY TRUST COMPANY
                              OF NEW YORK

                              By   /s/ Dennis Wilczek
                                Name:  Dennis Wilczek
                                Title:  Associate


                              PNC BANK, NATIONAL ASSOCIATION

                              By   /s/ John L. Noelcke
                                Name:  John L. Noelcke
                                Title:  Senior Vice President


                              FIRSTAR BANK, N.A.

                              By   /s/ Derek S. Roudebush
                                Name:  Derek S. Roudebush
                                Title:  Vice President


                              SUMITOMO BANK, LIMITED

                              By   /s/ Edward D. Henderson
                                Name:  Edward D. Henderson , Jr.
                                Title:  Senior Vice President


                              FIRST UNION NATIONAL BANK

                              By   /s/ Joan Anderson
                                Name:  Joan Anderson
                                Title:  Vice President


                              UNION BANK OF CALIFORNIA, N.A.

                              By   /s/ Timothy P. Streb
                                Name:  Timothy P. Streb
                                Title:  Vice President


                              WACHOVIA BANK, N.A.

                              By   /s/ Bradford L. Watkins
                                Name:  Bradford L. Watkins
                                Title:  Vice President


                              WELLS FARGO BANK, N.A.

                              By   /s/ Melissa F. Nachman
                                Name:  Melissa F. Nachman
                                Title:  Vice President

                              By   /s/ Mary D. Falck
                                Name:  Mary D. Falck
                                Title:  Senior Vice President



                   SCHEDULE I TO THE AMENDMENT AND RESTATEMENT

                   COMMITMENTS AND APPLICABLE LENDING OFFICES


    Name of Initial       Revolving     Domestic Lending    Eurodollar Lending
        Lender              Credit            Office                Office
                          Commitment

Citibank, N.A.           $55,000,000  Credit:               Credit:
                                     399 Park Avenue,      399 Park Avenue,
                                     5th Floor             5th Floor
                                     New York, NY 10043    New York, NY 10043
                                     Attn: Robert Snell    Attn: Robert Snell
                                     Phone: (212)559-3215  Phone: (212)559-3215
                                     Fax: (212) 793-7585   Fax: (212) 793-7585
                                     Administrative:       Administrative:
                                     2 Penns Plaza         2 Penns Plaza
                                     Suite 200             Suite 200
                                     New Castle, DE 19720  New Castle, DE 19720
                                     Attn:Leonard Sarcona  Attn:Leonard Sarcona
                                     Phone: (718)248-4536  Phone: (718)248-4536
                                     Fax: (718) 248-4844   Fax: (718)  248-4844
The Chase Manhattan      $55,000,000  Credit:               Credit:
Bank, N.A.                           270 Park Avenue,      270 Park Avenue,
                                     48th Fl.              48th Fl.
                                     New York, NY  10017   New York, NY  10017
                                     Attn: Barry Bergman   Attn: Barry Bergman
                                     Phone: (212)270-0203  Phone: (212)270-0203
                                     Fax: (212) 270-5646   Fax: (212) 270-5646
                                     Administrative:       Administrative:
                                     1 Chase Manhattan     1 Chase Manhattan
                                     Plaza                 Plaza
                                     8th Floor             8th Floor
                                     New York, NY  10081   New York, NY  10081
                                     Attn:  Amy Labinger   Attn: Amy Labinger
                                     Phone: (212)552-4025  Phone: (212)552-4025
                                     Fax:  (212) 552-7500  Fax:  (212) 552-7500
Bank of America, N.A.    $50,500,000  Credit:               Credit:
                                     231 South LaSalle     231 South LaSalle
                                     Street                Street
                                     Chicago, IL  60697    Chicago, IL  60697
                                     Attn: Bridget         Attn: Bridget
                                     Garavalia             Garavalia
                                     Phone: (312)828-1259  Phone: (312)828-1259
                                     Fax: (312) 828-6269   Fax: (312) 828-6269
                                     Administrative:       Administrative:
                                     1850 Gateway Blvd.    1850 Gateway Blvd.
                                     Concord, CA 94520-    Concord, CA 94520-
                                     3282                  3282
                                     Attn:  G.K. Lapitan   Attn:  G.K. Lapitan
                                     Phone: (925)675-8205  Phone: (925)675-8205
                                     Fax:  (925) 969-2852  Fax:  (925) 969-2852
The Bank of New York     $24,000,000  Credit:               Credit:
                                     One Wall Street,      One Wall Street,
                                     8th Floor             8th Floor
                                     New York, NY  10286   New York, NY  10286
                                     Attn: Clarence        Attn: Clarence
                                     Burleigh              Burleigh
                                     Phone: (212)635-7867  Phone: (212)635-7867
                                     Fax: (212) 635-1483   Fax: (212) 635-1483
                                     Administrative:       Administrative:
                                     One Wall Street,      One Wall Street,
                                     8th Floor             8th Floor
                                     New York, NY  10286   New York, NY  10286
                                     Attn:  Susan Baratta  Attn:  Susan Baratta
                                     Phone: (212)635-6761  Phone: (212)635-6761
                                     Fax:  (212) 635-6397  Fax:  (212) 635-6397
Credit Suisse First      $24,000,000  Credit:               Credit:
Boston                               11 Madison Ave.,      11 Madison Ave.,
                                     19th Fl.              19th Fl.
                                     New York, NY  10010   New York, NY  10010
                                     Attn: Chris Hogan     Attn: Chris Hogan
                                     Phone: (212)325-9157  Phone: (212)325-9157
                                     Fax: (212) 325-8309   Fax: (212) 325-8309
                                     Administrative:       Administrative:
                                     11 Madison Ave.       11 Madison Ave.
                                     New York, NY  10010   New York, NY  10010
                                     Attn:  Gina           Attn:  Gina
                                     Manginello            Manginello
                                     Phone: (212)325-9149  Phone: (212)325-9149
                                     Fax:  (212) 325-8319  Fax:  (212) 325-8319
Fleet National Bank      $66,000,000  Credit:               Credit:
                                     100 Federal Street    100 Federal Street
                                     MA DE 100 09E         MA DE 100 09E
                                     Boston, MA  02110     Boston, MA  02110
                                     Attn: Judy Kelly      Attn: Judy Kelly
                                     Phone: (617) 434-5280 Phone: (617) 434-5280
                                     Fax: (617) 434-6685   Fax: (617) 434-6685
                                     Administrative:       Administrative:
                                     One Federal Street    One Federal Street
                                     MA De 10307L          MA DE 10307L
                                     Boston, MA  02110     Boston, MA  02110
                                     Attn:  Dwayne Nelson  Attn:  Dwayne Nelson
                                     Phone:  (617) 346-    Phone:  (617) 346-
                                     4223                  4223
                                     Fax:  (617) 346-0595  Fax:  (617) 346-0595
PNC Bank,                $24,000,000  Credit:               Credit:
National Association                 201 East 5th Street   201 East 5th Street
                                     Cincinnati, OH 45202  Cincinnati, OH 45202
                                     Attn: Joe Richardson  Attn: Joe Richardson
                                     Phone: (513)651-8688  Phone: (513)651-8688
                                     Fax: (513) 651-8951   Fax: (513) 651-8951
                                     Administrative:       Administrative:
                                     201 E. 5th Street     201 E. 5th Street
                                     Cincinnati, OH 45202  Cincinnati, OH 45202
                                     Attn:   Sandy Wilson  Attn: Sandy Wilson
                                     Phone: (513)651-8984  Phone:(513) 651-8984
                                     Fax:  (513) 651- 8951 Fax:  (513) 651-8951
Sumitomo Bank, Limited   $20,000,000  Credit:               Credit:
                                     U.S. Corporate Dept.  U.S. Corporate Dept.
                                     277 Park Avenue,      277 Park Avenue,
                                     6th Floor             6th Floor
                                     New York, NY  10172   New York, NY  10172
                                     Attn: Rohn            Attn: Rohn
                                     Laudenschlager        Laudenschlager
                                     Phone: (212)224-4226  Phone: (212)224-4226
                                     Fax (212) 418-4384    Fax (212) 418-4384
                                     Administrative:       Administrative:
                                     International         International
                                     Finance Dept.         Finance Dept.
                                     277 Park Avenue,      277 Park Avenue,
                                     6th Floor             6th Floor
                                     New York, NY  10172   New York, NY  10172
                                     Attn: Ivelesse Mena-  Attn: Ivelesse Mena-
                                     Garcia                Garcia
                                     Phone: (212)224-4150  Phone: (212)224-4150
                                     Fax (212) 224-5197    Fax (212) 224-5197
Union Bank of            $15,000,000  Credit:               Credit:
California, N.A.                     350 California St.,   350 California St.,
                                     11th Fl.              11th Fl.
                                     San Francisco, CA     San Francisco, CA
                                     94104                 94104
                                     Attn: Timothy P.      Attn: Timothy P.
                                     Streb, VP             Streb, VP
                                     Phone: (415)705-7021  Phone: (415)705-7021
                                     Fax: (415) 705-7085   Fax: (415) 705-7085
                                     Administrative:       Administrative:
                                     350 California St.,   350 California St.,
                                     11th Fl.              11th Fl.
                                     San Francisco, CA     San Francisco, CA
                                     94104                 94104
                                     Attn: Richard A.      Attn: Richard A.
                                     Sutter, VP            Sutter, VP
                                     Phone: (415)705-7090  Phone: (415)705-7090
                                     Fax: (415) 705-7085   Fax: (415) 705-7085
Mellon Bank, N.A.        $19,000,000  Credit:               Credit:
                                     One Mellon Bank       One Mellon Bank
                                     Center,               Center,
                                     Room 370              Room 370
                                     Pittsburgh, PA        Pittsburgh, PA
                                     15258-0001            15258-0001
                                     Attn: Rick Schaich    Attn: Rick Schaich
                                     Phone: (412)234-4420  Phone: (412)234-4420
                                     Fax: (412) 236-1914   Fax: (412) 236-1914
                                     Administrative:       Administrative:
                                     Three Mellon Bank     Three Mellon Bank
                                     Center,               Center,
                                     Room 2305             Room 2305
                                     Pittsburgh, PA        Pittsburgh, PA
                                     15259-0003            15259-0003
                                     Attn: Greg Klino      Attn: Greg Klino
                                     Phone: (412)234-1867  Phone: (412)234-1867
                                     Fax: (412) 234-5049   Fax: (412) 234-5049
Credit Agricole          $12,500,000  Credit:               Credit:
Indosuez                             55 E. Monroe Street    55 E. Monroe Street
                                     Suite 4700            Suite 4700
                                     Chicago, IL  60603    Chicago, IL  60603
                                     Attn: Ray Falkenberg  Attn: Ray Falkenberg
                                     Phone: (312)917-7426  Phone: (312)917-7426
                                     Fax:  (312) 372-3724  Fax:  (312) 372-3724
                                     Administrative:       Administrative:
                                     55 E. Monroe Street   55 E. Monroe Street
                                     Suite 4700            Suite 4700
                                     Chicago, IL  60603    Chicago, IL  60603
                                     Attn:  James Barrett  Attn:  James Barrett
                                     Phone: (312)917-7429  Phone: (312)917-7429
                                     Fax:  (312) 372-4421  Fax:  (312) 372-4421
Bank One, NA             $21,250,000  Credit:               Credit:
(f/k/a The First                     One First National    One First National
National Bank of                     Plaza                 Plaza
Chicago)                             Chicago, IL 60670     Chicago, IL  60670
                                     Attn: Diane Stark     Attn: Diane Stark
                                     Phone: (312)732-8251  Phone: (312)732-8251
                                     Fax: (312) 336-4380   Fax: (312) 336-4380
                                     Administrative:       Administrative:
                                     One First National    One First National
                                     Plaza                 Plaza
                                     Chicago, IL 60670     Chicago, IL 60670
                                     Attn: Karen Hannusch  Attn: Karen Hannusch
                                     Phone: (312)732-9868  Phone: (312)732-9868
                                     Fax: (312) 732-2715   Fax: (312) 732-2715
Morgan Guaranty Trust    $15,000,000  Credit:               Credit:
Company of New York                  60 Wall Street        60 Wall Street
                                     New York, NY 10260-   New York, NY 10260-
                                     0060                  0060
                                     Attn: Deborah         Attn: Deborah
                                     Boodheim              Boodheim
                                     Phone: (212)648-8063  Phone: (212)648-8063
                                     Fax: (212) 648-5018   Fax: (212) 648-5018
                                     Administrative:       Administrative:
                                     500 Stanton           500 Stanton
                                     Christiana Ctr.       Christiana Ctr.
                                     Newark, DE  19713-    Newark, DE  19713-
                                     2107                  2107
                                     Attn: Vickie Fedele   Attn: Vickie Fedele
                                     Phone: (302)634-4225  Phone: (302)634-4225
                                     Fax: (302) 634-1852   Fax: (302) 634-1852
Wachovia Bank, N.A.      $10,000,000  Credit:               Credit:
                                     191 Peachtree Street, 191 Peachtree Street,
                                     N.E.                  N.E.
                                     28th Floor, GA-370    28th Floor, GA-370
                                     Atlanta, GA 30303     Atlanta, GA 30303
                                     Attn: Brad Watkins    Attn: Brad Watkins
                                     Phone: (404)332-1093  Phone: (404)332-1093
                                     Fax: (404) 332-6898   Fax: (404) 332-6898
                                     Administrative:       Administrative:
                                     191 Peachtree Street, 191 Peachtree Street,
                                     N.E.                  N.E.
                                     28th Floor, GA-370    28th Floor, GA-370
                                     Atlanta, GA 30303     Atlanta, GA 30303
                                     Attn: Christy N.      Attn: Christy N.
                                     Howard                Howard
                                     Phone: (404)332-6261  Phone: (404)332-6261
                                     Fax:  (404) 332-6898  Fax: (404) 332-6898
Comerica Bank             $7,500,000  Credit:               Credit:
                                     500 Woodward Ave.     500 Woodward Ave.
                                     MC 3268               MC 3268
                                     Detroit, MI  48226    Detroit, MI  48226
                                     Attn: Hugh Porter     Attn: Hugh Porter
                                     Phone (313)222-6192   Phone (313)222-6192
                                     Fax: (312) 222-9514   Fax: (312) 222-9514
                                     Administrative:       Administrative:
                                     500 Woodward Ave.     500 Woodward Ave.
                                     MC 3268               MC 3268
                                     Detroit, MI  48226    Detroit, MI  48226
                                     Attn: Beverly Jones   Attn: Beverly Jones
                                     Phone (313)222-3805   Phone (313)222-3805
                                     Fax: (312) 222-3351   Fax: (312) 222-3351
The Fifth-Third Bank      $6,250,000  Credit:               Credit:
                                     38 Fountain Square    38 Fountain Square
                                     Plaza                 Plaza
                                     Cincinnati, OH 45263  Cincinnati, OH 45263
                                     Attn:  Andy Hauck     Attn:  Andy Hauck
                                     Phone: (513)579-4178  Phone: (513)579-4178
                                     Fax:  (513) 579-5226  Fax:  (513) 579-5226
                                     Administrative:       Administrative:
                                     38 Fountain Square    38 Fountain Square
                                     Plaza                 Plaza
                                     Cincinnati, OH 45263  Cincinnati, OH 45263
                                     Attn:  Daniel Mullen  Attn:  Daniel Mullen
                                     Phone: (513)579-4104  Phone: (513)579-4104
                                     Fax:  (513) 579-4226  Fax:  (513) 579-4226
Allfirst Bank             $7,500,000  Credit:               Credit:
                                     25 S. Charles Street  25 S. Charles Street
                                     Baltimore, MD  21201  Baltimore, MD  21201
                                     Attn:  John Serocca   Attn:Sean Fitzgerald
                                     Phone: (410)244-4852  Phone: (410)244-4575
                                     Fax:  (410) 545-2047  Fax: (410) 545-2079
                                     Administrative:       Administrative:
                                     25 S. Charles Street  25 S. Charles Street
                                     Baltimore, MD  21201  Baltimore, MD 21201
                                     Attn:  John Serocca   Attn:Sean Fitzgerald
                                     Phone: (410)244-4852  Phone: (410)244-4575
                                     Fax:  (410) 545-2047  Fax:  (410) 545-2079
Firstar Bank, N.A.       $17,500,000  Credit:               Credit:
                                     425 Walnut Street,    425 Walnut Street,
                                     ML: 8160              ML: 8160
                                     Cincinnati, OH 45202  Cincinnati, OH 45202
                                     Attn:Derek Roudebush  Attn:Derek Roudebush
                                     Phone: (513)632-4010  Phone: (513)632-4010
                                     Fax: (513) 762-2068   Fax: (513) 762-2068
                                     Administrative:       Administrative:
                                     425 Walnut Street     425 Walnut Street
                                     Cincinnati, OH 45202  Cincinnati, OH 45202
                                     Attn: Patty Gambert   Attn: Patty Gambert
                                     Phone: (513)632-4034  Phone: (513)632-4034
                                     Fax:  (513) 632-3099  Fax:  (513) 632-3099
First Union National     $25,000,000  Credit:               Credit:
Bank                                 Widener Building,     Widener Building,
                                     12th Floor            12th Floor
                                     One South Penn Square One South PennSquare
                                     Philadelphia, PA      Philadelphia, PA
                                     19107                 19107
                                     Attn: Joan Anderson   Attn: Joan Anderson
                                     Phone: (215)973-8376  Phone: (215)973-8376
                                     Fax: (215) 786 2877   Fax: (215) 786 2877
                                     Administrative:       Administrative:
                                     Widener Building,     Widener Building,
                                     10th Floor            10th Floor
                                     One South Penn Square One South PennSquare
                                     Philadelphia, PA      Philadelphia, PA
                                     19107                 19107
                                     Attn: Lisa Johnson-   Attn: Lisa Johnson-
                                     Keyes                 Keyes
                                     Phone: (215)786-4363  Phone: (215)786-4363
                                     Fax: (215) 973-7185   Fax: (215) 973-7185

Wells Fargo Bank, N.A.   $25,000,000  Credit:               Credit:
                                     230 W. Monroe St.     230 W. Monroe St.
                                     Suite 2900            Suite 2900
                                     Chicago, IL 60606     Chicago, IL 60606
                                     Attn: Suzanne Morys,  Attn: Suzanne Morys,
                                     V.P.                  V.P.
                                     Phone: 312-845-8605   Phone: 312-845-8605
                                     Fax: 312-553-4783     Fax: 312-553-4378
                                     Administrative:       Administrative:
                                     707 Wilshire Blvd.    707 Wilshire Blvd.
                                     MAC 2818-165          MAC 2818-165
                                     Los Angeles,CA 90017  Los Angeles,CA 90017
                                     Attn: Matt Frey       Attn: Matt Frey
                                     Phone: 213-614-5038   Phone: 213-614-5038
                                     Fax: 213-623-5674     Fax: 213-623-5674



                                   ___________

                       TOTAL OF COMMITMENTS: $500,000,000